PROSPECTUS

Westcore Smid-Cap Value Dividend Fund

Retail Class
Ticker: WTSDX
Institutional Class
Ticker: WISDX

December 15, 2016

The Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

Westcore Funds are managed by Denver Investments.

The mountain logo together with “Westcore Funds Denver Investments” is a registered service mark of Denver Investments.

TABLE OF CONTENTS
Page
SUMMARY SECTION	2
ADDITIONAL INFORMATION ABOUT THE FUND	6
Additional Investment Strategies and General Portfolio Policies	6
Westcore Smid-Cap Value Dividend Fund	6
GENERAL PORTFOLIO POLICIES	7
Principal Risks of Westcore Smid-Cap Value Dividend Fund	8
HOW TO INVEST AND OBTAIN INFORMATION	9
How to Contact Westcore Funds	9
Purchasing Shares	10
Exchanging Shares	12
Redeeming Shares	13
Additional Information on Telephone and Online Services	15
GENERAL ACCOUNT POLICIES	16
DISTRIBUTIONS AND TAXES	24
MANAGEMENT OF THE FUND	26
FINANCIAL HIGHLIGHTS	28

SUMMARY SECTION

Westcore Smid-Cap Value Dividend Fund

Investment Objective

The Westcore Smid-Cap Value Dividend Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Retail Class	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Annual Account Maintenance Fee (for Retail Class accounts under $750)	$12.00	–
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%
Distribution (12b-1) Fees	None	None
Other Expenses	3.73%	3.48%
Total Annual Fund Operating Expenses	4.53%	4.28%
Fee Waiver and Expense Reimbursement(1)	(3.33)%	(3.33)%
Total Annual Fund Operating Expense After Fee Waiver and Expenses Reimbursement(1)	1.20%	0.95%

(1)
Denver Investments (the “Adviser”) has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses until at least April 30, 2018, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.20% for the Fund’s Retail Class for such period. Subsequent to any such waivers or reimbursements with respect to the Fund’s Retail Class, the Adviser will waive or reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements and also waive or reimburse Institutional class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios does not exceed 25 basis points, after applying the waiver/reimbursement. These agreements may not be terminated or modified prior to April 30, 2018 without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in either the Retail Class shares or the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the contractual period ending April 30, 2018 and the total operating expenses without expense waivers for subsequent years.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	One Year	Three Years
Retail Class	$666	$1,558
Institutional Class	$197	$994

WESTCORE SMID-CAP VALUE DIVIDEND FUND (CONTINUED)

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies of the Fund

•
The Fund emphasizes investments in dividend-paying, small- and medium sized companies that the portfolio management team believes to be undervalued based upon various financial measures/ratios and rigorous company-specific research and analysis.

•
Under normal circumstances, at least eighty percent (80%) of the value of the Fund’s net assets, plus any borrowings for investment purposes, is invested in small- and medium-capitalization dividend-paying companies.

•
The Fund currently considers “small-capitalization companies” to be those included in, or similar in size to, those included in the Russell 2000® Value Index at the time of purchase. As of the most recent “reconstitution” of the Russell 2000® Value Index on June 24, 2016, its capitalization range was $24 million to $4.1 billion. As of September 30, 2016, the weighted average market capitalization of the Russell 2000® Value Index was approximately $1.7 billion. The Fund currently considers “medium-capitalization companies” to be those included in, or similar in size to, those included the Russell Midcap® Value Index at the time of purchase. As of the most recent “reconstitution” of the Russell Midcap® Value Index on June 24, 2016, its capitalization range was $1.8 billion to $28.6 billion. As of September 30, 2016, the weighted average market capitalization of the Russell Midcap® Value Index was approximately $11.8 billion. Please note that these market capitalization measures will fluctuate over time.

•
The team implements an investment strategy that is based on the belief that the market rewards companies over time for free cash flow rather than reported earnings. The strategy utilizes a bottom-up approach, which is grounded in independent fundamental research. The team seeks to invest in companies in which the future free cash flow and return on invested capital appear to be undervalued by the market. The team constructs a portfolio designed to generate alpha, or risk-adjusted excess return, relative to the Fund’s benchmark, primarily through stock selection.

•
Through a combination of proprietary, sector-specific quantitative screening and independent fundamental analysis, the team seeks to identify and thoroughly assess the key value-creating drivers for a company.

•
The team researches companies in which the early fundamental improvement in free cash flow appears sustainable and not yet recognized by the market. The team seeks to develop an in-depth understanding of the economics of the business and sustainability of a company’s competitive advantage by gathering information about the company’s product(s) or service(s) by talking to sources including customers, suppliers, competitors and other industry contacts.

•
The goal of the team’s process is to invest in cash-generative companies at attractive valuations. The team values companies based primarily on a proprietary discounted cash flow model, using estimates derived from its proprietary research. The team seeks to manage risk through its valuation discipline and through in-depth fundamental research and portfolio structure.

•
With respect to portfolio structure, the team constructs the portfolio with a blend of what it believes are the most attractive investment opportunities within its small-cap value strategy and its mid-cap value strategy. The team maintains the portfolio’s exposure to most sectors within the benchmark; however, with an active management process, there will be variances in sector exposure relative to the benchmark index. The team maintains guidelines to monitor this variance.

•
The Fund expects to only invest in securities of companies whose stock is traded on U.S. markets, including depository receipts or shares issued by companies incorporated outside of the United States (e.g., ADRs).

•
Stocks may be sold when conditions have changed and the company’s prospects are no longer attractive, its stock price has achieved the team’s valuation target or better relative investment opportunities have been identified.

Principal Risks of Investment in the Fund

•	Risk of Loss: You could lose money by investing in the Fund.
•
Market Risk: As with any equity fund, the value of your investment will fluctuate over time in response to overall movements in the stock market. Further, investments in common stocks tend to be more volatile than many other investment choices. The financial crisis in the United States and many foreign economies over the past several years has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign.

•	Portfolio Management Risk: The Fund is subject to the risk that the securities held by the Fund will underperform other securities and/or may decline in value.
•
Small Company Risk: The Fund is also subject to the general risk that the stocks of smaller and newer companies can involve greater risks than those associated with larger, more established companies. Small company stocks may be subject to more abrupt or erratic price movements due to a number of reasons, including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Small companies in which the Fund may invest typically lack the financial resources, product diversification and competitive strengths of larger companies which may cause the value of the Fund to be more volatile. Small companies may be more thinly-traded than larger, more established companies.

•
Medium Company Risk: The Fund is also subject to the general risk that the stocks of medium-sized and newer companies can involve greater risks than those associated with larger, more established companies. Medium-sized company stocks may be subject to more abrupt or erratic price movements due to a number of reasons, including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects. Medium-sized companies in which the Fund may invest typically lack the financial resources, product diversification and competitive strengths of larger companies which may cause the value of the Fund to be more volatile. Medium-sized companies may be more thinly-traded than larger, more established companies.

•	New Fund Risk: There can be no assurance that the Fund will grow to or maintain an economically viable size. There may be limited or no performance history for investors to evaluate.
•
Indirect Foreign Exposure Risk: Investments in U.S.-traded securities that are organized under the laws of a foreign country or have significant business operations abroad may be impacted by certain foreign exposure risks indirectly. This includes securities in the form of sponsored and unsponsored depositary receipts. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these depositary receipts generally bear all of the costs of the depositary facility and the bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications from the foreign issuer or to pass through voting rights. These risks will vary from time to time and from country to country especially if the country is considered an emerging market or developing country.

•
Sector Concentration Risk: The Fund may concentrate its investments in companies that are in a single sector or related sector. Concentrating investments in a single sector may make the Fund more susceptible to adverse economic, business, regulatory or other developments affecting that sector. If an economic downturn occurs in a sector in which the Fund’s investments are concentrated, the Fund may perform poorly during that period.

•
Value Investing Risk: The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. A portfolio may underperform other equity portfolios that use different investing styles. A portfolio may also underperform other equity portfolios using the value style. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

WESTCORE SMID-CAP VALUE DIVIDEND FUND (CONTINUED)

Management

Investment Adviser

Denver Investments

Portfolio Managers

Name(s) of Portfolio Manager(s) and Title(s)	Date Began Managing the Fund
Derek R. Anguilm, CFA Partner, Co-Director of Value Research – Denver Investments Portfolio Manager of the Fund	December 15, 2016
Troy Dayton, CFA Partner, Co-Director of Value Research – Denver Investments Portfolio Manager of the Fund	December 15, 2016
Mark M. Adelmann, CFA, CPA Partner, Value Analyst – Denver Investments Portfolio Manager of the Fund	December 15, 2016
Lisa Z. Ramirez, CFA Partner, Value Analyst – Denver Investments Portfolio Manager of the Fund	December 15, 2016
Alex A. Ruehle, CFA Partner, Value Analyst – Denver Investments Portfolio Manager of the Fund	December 15, 2016

Other Important Information Regarding Fund Shares

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,500 for the Retail Class and $250,000 for the Institutional Class. The minimum subsequent purchase is $25 for the Retail Class (or $25 per month for automatic investment). There is no minimum subsequent purchase for the Institutional Class. You may redeem shares of the Fund on any business day through the Fund’s website at www.westcore.com, by telephone at 800.392.CORE (2673), by regular mail at Westcore Funds, P.O. Box 44323, Denver, CO 80201-4323, or by a systematic withdrawal plan (must be multiples of $50, and can be accomplished monthly, quarterly or annually.

Tax Information

The Fund intends to make distributions that will be taxed as ordinary income or capital gains or, in some cases, qualified dividend income subject to tax at maximum federal rates applicable to long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions of the Fund will be subject to federal income tax. Investments held through tax-deferred arrangements may be taxed in the future upon withdrawal.

Financial Intermediary Compensation - Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND

Additional Investment Strategies and General Portfolio Policies

Westcore Smid-Cap Value Dividend Fund

What is the investment objective of the Smid-Cap Value Dividend Fund?

•
Westcore Smid-Cap Value Dividend Fund: long-term capital appreciation primarily through investments in dividend-paying companies with small to medium capitalizations whose stocks appear to be undervalued.

Upon written notice to shareholders, the Fund’s investment objective may be changed by the Trust’s Board without the approval of shareholders.

Also, pursuant to Rule 35d-1 of the Investment Company Act of 1940, the Fund must notify shareholders with written notice sixty (60) days prior to any change in the following investment policy:

•
Under normal circumstances the Fund will invest at least eighty percent (80%) of the value of its net assets, plus any borrowings for investment purposes, in small-cap and medium-cap dividend-paying companies.

GENERAL PORTFOLIO POLICIES

Except for the Fund’s policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

The Fund intends to achieve its investment objective by following the principal investment strategies described in detail within the Summary Section earlier in this Prospectus.

In addition, the Fund will follow the general policies listed below.

Temporary Defensive Positions

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. Such investments may include various short-term instruments, cash and cash equivalents. If the Fund takes a temporary position at the wrong time, the position could have an adverse impact on the Fund’s performance and the Fund may not achieve its investment objective. The Fund reserves the right to invest all of its assets in temporary defensive positions.

Illiquid Investments

The Fund may invest up to fifteen percent (15%) of its net assets in securities that are illiquid. The Fund considers illiquid securities to be those securities that the Adviser does not believe could be sold in an orderly transaction within seven business days. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as “restricted securities”). Under procedures adopted by the Trust’s Trustees, certain restricted securities, such as Rule 144A securities, may be deemed to be liquid and will not be counted toward this 15% limit. From time to time and under certain market conditions, these restricted securities deemed liquid may be subsequently reviewed and deemed illiquid based on such market conditions.

Other Investment Companies

The Fund may invest its cash balances, within the limits permitted by the Investment Company Act of 1940, as amended (“1940 Act”), in other investment companies that invest in high-quality, short-term debt securities that determine their net asset value per share on the amortized cost or penny-rounding method (i.e., money market funds). The Fund may invest cash holdings in money market funds as permitted under Section 12(d)(1) of the 1940 Act and the rules promulgated under that section.

In addition, the Fund may, consistent with the 1940 Act, invest in other investment companies that invest in a manner consistent with the Fund’s investment objective, generally through the use of exchange-traded funds (“ETFs”). Some ETFs also have obtained exemptive orders permitting other investment companies, such as the Fund, to acquire their securities in excess of the limits otherwise imposed by the 1940 Act.

ETFs are open-end investment companies or unit investment trusts that are registered under the 1940 Act. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like ordinary stocks throughout the day, the Fund may invest in ETFs in order to equitize cash, achieve exposure to a broad basket of securities in a single transaction, achieve similar exposure for the Fund when proceeds are available from sales made to recognize losses on other investments in the Fund, or for other reasons.

An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in ETFs if the prices of the securities owned by ETFs go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large increases or decreases in stock prices) halts stock trading generally.

A pro rata portion of ETFs or other investment companies’ fees and expenses will be borne by the Fund’s shareholders. These fees and expenses are in addition to fees charged directly by the Fund in connection with its operations. ETFs do not charge initial sales charges or redemption fees; however, investors do pay customary brokerage fees to buy and sell shares.

Portfolio Turnover

In general, the Fund intends to purchase securities for long-term investment, and the Adviser will not consider the portfolio turnover rate when making investment decisions for the Fund. Short-term transactions may result from liquidity needs, securities having reached a price objective or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund’s portfolio turnover rates will vary over time, and could exceed 100%, based on certain market conditions.

Principal Risks of Westcore Smid-Cap Value Dividend Fund

The value of your investment will vary over time, sometimes significantly, and you may lose money by investing in the Fund. The following information is intended to help you better understand some of the principal risks of investing in the Fund. The impact of the following risks on the Fund may vary depending on the Fund’s investments. The greater the Fund’s investment in a particular security, the greater the Fund’s exposure to the risks associated with that security. Before investing in the Fund, you should consider carefully the risks that you assume when investing in the Fund.

Risk of Loss

You could lose money by investing in the Fund.

Market Risk

As with any equity fund, the value of your investment will fluctuate over time in response to overall movements in the stock market. When the Fund holds a limited number of companies in its portfolio, an increase or decrease in the value of a single security held by the Fund may have a greater impact on the Fund’s net asset value and total return. Further, investments in common stocks tend to be more volatile than many other investment choices.

The value of the Fund’s portfolio may decrease if the value of an individual company or security, or multiple companies or securities, in the portfolio decreases. Further, regardless of how well individual companies or securities perform, the value of the Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. If the value of the Fund’s portfolio decreases, the Fund’s net asset value will also decrease, which means if you sell your shares in the Fund you may lose money.

Portfolio Management Risk

The Fund is subject to the risk that the securities held by the Fund will underperform other securities and/or may decline in value.

The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results. The Fund may underperform its benchmark index or other mutual funds with similar investment objectives.

Because the Fund invests primarily in common stocks, the main risk is that the value of the stocks held in the Fund might decrease in response to the activities of the individual company or in response to general market and/or economic conditions. If this occurs, the Fund’s share price may also decrease.

Indirect Foreign Exposure Risk

Investments in U.S.-traded securities that are organized under the laws of a foreign country or have significant business operations abroad may be indirectly impacted by certain foreign exposure risks described above.

Small- and Medium-Sized Company Risk

The small- and medium-sized companies in which Equity Funds may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small- and medium-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and medium-sized stocks may be more volatile than those of larger companies. Small- and medium-sized companies may be more thinly-traded than larger, more established companies.

Value Investing Risk

The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced. A portfolio may underperform other equity portfolios that use different investing styles. A portfolio may also underperform other equity portfolios using the value style. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

New Fund Risk

There can be no assurance that the Fund will grow to or maintain an economically viable size. There may be limited or no performance history for investors to evaluate.

HOW TO INVEST AND OBTAIN INFORMATION

How to Contact Westcore Funds

The following section explains how to contact Westcore Funds and how to purchase, exchange and redeem your Westcore Fund shares (“shares”). It also explains various services and features offered in connection with your account. Please call us at 800.392.CORE (2673) if you have any questions or to obtain an Account Application.

Contacting Westcore Funds

Online	www.westcore.com:
Westcore Trans@ction Center
24 hours a day, seven days a week
•	Access account information
•	Perform transactions
•	Order duplicate statements and tax forms
•	Change your address or distribution options

By Telephone	800.392.CORE (2673):
Westcore Investor Services
Weekdays: 7 a.m. to 6 p.m. Mountain Time
Westcore Automated Service Line
24 hours a day, seven days a week
•	Access account information
•	Order duplicate statements or tax forms

By Regular Mail	Westcore Funds
P.O. Box 44323
Denver, CO 80201-4323

The Fund does not consider the Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Westcore Funds’ post office box, of purchase orders or redemption requests does not constitute receipt by the Fund.

By Express, Certified	Westcore Funds
or Registered Mail	1290 Broadway, Suite 1100
Denver, CO 80203

In Person	Westcore Funds
1290 Broadway, Suite 1100
Denver, CO 80203

Purchasing Shares

You may purchase additional Fund shares through any of the options below or in person at the location listed on page 9. In addition, if you are an existing shareholder, you may open a new account with identical registration and account options in another Fund by any of these methods.

By Mail	Opening a New Account

Mail a completed Account Application with your check to the appropriate address set forth on the previous page.

Adding to Your Existing Account

Complete the tear-off investment slip from your last statement and mail with your check to the appropriate address. Or, send your check and a written request following the instructions on page 17 to the appropriate address.

By Telephone*	If you are an existing shareholder, you may purchase additional Fund shares by telephone.

Call 800.392.CORE (2673) to speak with an Investor Service Representative from 7 a.m. to 6 p.m. Mountain Time.

By Online Access*	If you are an existing shareholder, you may purchase additional shares online.

Access the Westcore Trans@ction Center at www.westcore.com 24 hours a day, seven days a week.

By Automatic Plan	Complete the Automatic Investment Plan Section on your Account Application to have money automatically Investment withdrawn from your bank account monthly, quarterly or annually.

The minimum automatic investment for Retail Class shares is $25 per month per Fund.

To add this option to your account, please call 800.392.CORE (2673) or access www.westcore.com for the appropriate form.

By Wire	You may purchase Fund shares by wire transfer from your bank account to your Fund account.

To place a purchase by wire, please call 800.392.CORE (2673) to speak with a Westcore Investor Service Representative from 7 a.m. to 6 p.m. Mountain Time.

*  For more information about telephone and online transactions, please see “Additional Information on Telephone and Online Service” on page 15.

Important notes on purchasing shares:

•
When you purchase shares, your request will be processed at the net asset value calculated after your order is received in good order and with clear instructions as to the Fund, account number and amount.

•	Please make your check payable to Westcore Funds in U.S. dollars drawn on a U.S. bank account.
•
Cash, credit card checks, traveler’s checks, money orders, instant loan checks, third-party checks, checks drawn on foreign banks, cashier’s checks, or checks with inconsistencies between the name on the bank account and fund account registration will not be accepted for purchases.

•	If you are purchasing shares in a retirement account** please indicate whether the purchase is a rollover, a current year or a prior-year contribution.
•	After receipt of your order by wire, telephone or online, your bank account will be debited the next business day for wire transfers and the second business day for electronic fund transfers.
•	If a check does not clear your bank, Westcore Funds reserves the right to cancel the purchase.
•	If Westcore Funds is unable to debit your predesignated bank account for purchases, Westcore may make additional attempts or cancel the purchase.
•	Westcore Funds reserves the right to reject any order.
•
If your purchase is cancelled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase. Westcore Funds (or its agents) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price. Any profit on such cancellation will accrue to the Fund.

•	A transfer between share classes of the Fund is not considered a taxable transaction.

Investment Minimums	Retail Class	Institutional Class*
To open a new regular account	$2,500	$250,000
To open a new retirement, education** or UGMA/UTMA account	$1,000	$250,000
To open an Automatic Investment Plan account	$1,000	$250,000
Automatic Investments	$25 per month per Fund	–
To add to any type of account	$25	–

The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part, including the right to waive the Institutional Class minimums if, in the Adviser’s sole opinion, the investor has adequate intent and availability of assets to reach a future level of investment in the Fund that is equal to or greater than the minimum.

*
The minimum investment in the Institutional Class shares is $250,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts with common ownership within the Fund. Common ownership includes individual and joint accounts as well as accounts where an investor has beneficial ownership through acting as a custodian for a minor account or as a beneficiary to a trust account. Please see page 20 for more information regarding investment minimums on Accounts opened through a Service Organization.

**
A description of the retirement and education accounts available for investment in the Westcore Funds may be found in the SAI for the Fund. Please see the back cover of this prospectus for the telephone number, mailing address and website address where you can request a free copy of the SAI.

Exchanging Shares

You may (i) exchange your Fund shares for shares of other Funds or the BlackRock Money Market Portfolio*, or (ii) exchange shares between classes of the same Fund, through any of the options below. You may also place an exchange in person at the location listed on page 9. In addition, if you are an existing shareholder, you may exchange into a new account copying your existing account registration and options by any of these methods.

*	BlackRock Money Market Portfolio is a money market fund advised by BlackRock Advisors, LLC, sub-advised by BlackRock Institutional Management Corporation and distributed by BlackRock Investments, Inc.

By Mail	Send a written request following the instructions on page 17 and mail to the appropriate address.

By Telephone*	Call 800.392.CORE (2673) to speak with an Investor Service Representative from 7 a.m. to 6 p.m. Mountain Time.

By Online Access*	Access the Westcore Trans@ction Center located at www.westcore.com 24 hours a day, seven days a week.

Automatically	Call 800.392.CORE (2673) to receive instructions for automatically exchanging shares between funds on a monthly, quarterly or annual basis (“Systematic Exchange Agreement”).

*	For more information about telephone and online transactions, please see “Additional Information on Telephone and Online Service” on page 15.

Important notes on exchanging shares:

•	Exchanges must meet the minimum investment requirements described on page 11.

•	Exchanges between accounts will be accepted only if registrations are identical.

•	Please be sure to read the Prospectus for the Fund into which you are exchanging.

•	An exchange represents the sale of shares from one fund and the purchase of shares of another fund. This may produce a taxable gain or loss in your non-tax-deferred account.

•	Exchanges between share classes of the Fund are generally not considered a taxable transaction.

Redeeming Shares

You may redeem your Fund shares by any of the options below or in person at the location listed on page 9.

By Mail	Send a written request following the instructions on page 17 and mail to the appropriate address.

By Telephone*	If you are an existing shareholder, you may redeem your shares by telephone.

Call 800.392.CORE (2673) to speak with an Investor Service Representative from 7 a.m. to 6 p.m. Mountain Time or use the Westcore Automated Service Line 24 hours a day, seven days a week.

By Online Access*	If you are an existing shareholder, you may redeem your shares online.

Access the Westcore Trans@ction Center located at www.westcore.com 24 hours a day, seven days a week.

By Systematic	You may redeem Fund shares automatically (in any multiple of $50) monthly, quarterly or annually.
Withdrawal Plan
To add this option to your account, please call 800.392.CORE (2673) or access www.westcore.com for the appropriate form.

By Wire	You may redeem Westcore shares by wire transfer from your Westcore account to your bank account.

You must have established bank instructions prior to placing wire redemptions.

To arrange a wire redemption, please call 800.392.CORE (2673) to speak with an Investor Service Representative from 7 a.m. to 6 p.m. Mountain Time.

To add bank instructions to your account, please call 800.392.CORE (2673) or access www.westcore.com for the appropriate form.

*	For more information about telephone and online transactions, please see “Additional Information on Telephone and Online Service” on page 15.

Important notes on redeeming shares:

•	You may redeem your Fund shares on any business day that the New York Stock Exchange (the “Exchange”) is open.
•	Generally, redemption proceeds will be sent by check to the shareholder’s address of record within seven days after receipt of a valid redemption request.
•
Generally, a wire transfer will be sent directly into your designated bank account the next business day after receipt of your valid redemption request, and an electronic funds transfer will be sent the second business day after receipt of your order.

•
If the shares you are redeeming were purchased by check, Westcore will delay the mailing of your redemption check for up to 15 days from the day of purchase to allow the purchase to clear. If the shares you are redeeming were purchased by telephone, computer or through the Automatic Investment Plan, Westcore will delay the mailing of your redemption check until confirmation of adequate funds has been received, which is generally no longer than five business days.

•	The Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments when shareholder payment instructions are followed.

Additional Information on Telephone and Online Services

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All shareholders (except for certain accounts opened through Service Organizations and certain retirement accounts) are automatically granted online transaction privileges unless they are explicitly declined on the Account Application or in writing to Westcore Funds. Accounts opened through Service Organizations and certain retirement accounts may or may not have such privileges, depending on the privileges made available by that Service Organization or retirement plan administrator.

•	Shareholders can follow the instructions provided at the Westcore Trans@ction Center to access these services using a personal identification number.
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Online purchases and redemptions are completed by electronic funds transfer from your bank account to your Westcore account. (Wire transfer is not available for online transactions.) To establish this privilege, please complete the “Bank Information” section of your Account Application. You may also call 800.392.CORE (2673) or access www.westcore.com for the appropriate form.

•	Online redemptions are not available for IRA, business or certain fiduciary accounts. In addition, online exchanges are not available for business or certain fiduciary accounts.
•	There is a $25,000 daily maximum for each account for each separate type of online transaction (purchases, exchanges-in, exchanges-out and redemptions).
•	It may be difficult to reach the Fund by telephone or online during periods of unusual market activity. If this happens, you may transact on your account by mail as described in this Prospectus.

Security Issues

The Fund has procedures to enhance security, including the use of 128-bit encryption through the Westcore Trans@ction Center, testing the identity of the shareholder placing the order and sending prompt written confirmation of transactions. However, shareholders may give up some level of security by choosing to transact by telephone or online rather than by mail.

The Fund also has procedures to confirm that telephone and online transaction requests are genuine. The Fund believes that these procedures are reasonably designed to prevent unauthorized telephone or online transactions, and the Fund and its agents will not be responsible for any losses resulting from unauthorized telephone or online transactions when these procedures are followed and the Fund reasonably believes that the transaction is genuine.

GENERAL ACCOUNT POLICIES

The Fund may modify or terminate account policies, services and features, but, subject to the Fund’s right to limit account activity or redeem involuntarily as described below, will not materially modify or terminate them without giving shareholders sixty (60) days’ written notice. The Fund reserves the right to modify the general account policies from time to time or to waive them in whole or in part for certain types of accounts.

The Fund or its agents may temporarily suspend telephone, wire and online transactions and other shareholder services if they believe it is advisable to do so.

Customer Identification Program

Federal regulations require the Fund to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number (EIN) or other government-issued identification when you open an account. Additional information may be required in certain circumstances. Account Applications without such information may not be accepted. To the extent permitted by applicable law, the Fund reserves the right to place limits on transactions in your account until your identity is verified. Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld. An Anti-Money Laundering officer has been appointed by the Fund.

Frequent Trading and Market Timing Risk

While the Fund provides shareholders with daily liquidity, its investment programs are designed to serve long-term investors. Market timing and frequent/excessive trading activities (“Frequent Trading”) of the Fund’ s shares can be disruptive to the management of the Fund and hurt the long-term performance of the Fund. In addition, mutual funds with fewer assets under management have greater exposure to Frequent Trading risks.

Frequent Trading of mutual fund shares present a variety of risks for shareholders of a mutual fund who do not engage in Frequent Trading activities. These risks, in general, include:

•	Dilution in the value of a mutual fund’s shares for long-term shareholders;
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Negative impact on a mutual fund’s performance due to the loss of investment opportunities and/or a more significant impact of cash on fund performance attributable to maintaining larger cash positions to avoid the need to liquidate holdings to meet redemption requests;

•	Increased brokerage costs, administrative costs or capital gains distributions due to higher portfolio turnover;
•	Interference with the efficient management of a mutual fund’s portfolio; and
•	Liquidation of portfolio holdings at a disadvantageous time to satisfy redemption requests.

In addition, mutual funds investing in securities that are primarily listed on foreign exchanges can be impacted by events affecting the price of foreign securities after the close of a foreign exchange, but prior to the close of trading on the Exchange. During such an event, the closing values of foreign securities would no longer reflect their market value; however, a mutual fund holding such foreign securities might continue to use the closing prices listed on the foreign exchange. This would allow an investor to attempt to capture any pricing inefficiencies by engaging in market timing of fund shares, which may result in dilution in the value of mutual fund shares. This strategy is generally referred to as “time-zone arbitrage.”

Similarly, the Fund holds small- and medium- capitalization (e.g., small and medium company) stocks that are thinly-traded may also be prone to pricing inefficiencies on days where limited trading occurs and significant events occur which could materially impact the value of such stocks.

Frequent Trading Policies and Procedures

The Board of the Fund has adopted Frequent Trading Policies and Procedures described below, which are designed to prevent Frequent Trading activities in the Fund.

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If the Fund believes, in its sole discretion, that an investor is engaging in Frequent Trading activity, the Fund reserves the right to reject any purchase or exchange order. Purchase or exchange orders accepted by a financial intermediary in violation of the Fund’s Frequent Trading policies are not deemed accepted by the Fund and may be cancelled or revoked on the next business day following receipt by the financial intermediary. The Fund will not be responsible for any losses you may suffer as a result of the Fund rejecting your purchase or exchange order.

•	The Fund reserves the right to impose restrictions on the trading activity of accounts traded through financial intermediaries.
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The Board has approved fair value pricing and valuation procedures to address circumstances when prices are either unavailable or considered unreliable. For example, a significant event that is likely to materially affect the Fund’s net asset value has occurred after the relevant foreign market has closed, but prior to the valuation time.

In addition, under Rule 22c-2 of the 1940 Act, the Fund has entered into agreements with financial intermediaries obligating such financial intermediaries to provide, upon the Fund’s request, certain information regarding their customers and their customers’ transactions in shares of the Fund. However, there can be no guarantee that all short-term trading will be detected in a timely manner, since the Fund will rely on the financial intermediaries to provide the trading information, and the Fund cannot be assured that the trading information, when received, will be in a form that can be quickly analyzed or evaluated by the Fund.

Neither the Trust nor the Fund accommodates Frequent Trading. However, none of these tools alone, nor all of them taken together, can eliminate the possibility that Frequent Trading activities will occur. The Fund may consider the trading history of accounts under common ownership or control in any Fund for the purpose of enforcing these policies.

Written Instructions

To process transactions in writing, your request should be sent to Westcore Funds, P.O. Box 44323, Denver, CO 80201-4323 and must include the following information:

•	The name and class of the Fund(s).
•	The account number(s).
•	The amount of money or number of shares.
•	The name(s) on the account.
•	The signature(s) of all registered account owners (signature guaranteed, if applicable).
•	Your daytime telephone number.

Signature Guarantee

A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized transfers. A signature guarantee is not the same as a notarized signature. You can obtain a signature guarantee from a bank or trust company, credit union, broker, dealer, securities exchange or association, clearing agency or savings association.

The guarantee must be a “Medallion Signature Guarantee” and must be signed in the name of the guarantor by an authorized person with that person’s title and the date. The Fund may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program. Call your financial institution to see if they have the ability to guarantee your signature.

Shareholders living abroad may acknowledge their signatures at an overseas branch of a U.S. bank, member firm of a stock exchange or any foreign bank having a branch office in the United States.

To protect your accounts from fraud, the following transactions will require a signature guarantee:

•	Transferring ownership of an account.
•	Redeeming by check payable to someone other than the account owner(s).
•	Redeeming by check mailed to an address other than the address of record.
•	Redeeming by check mailed to an address that has been changed within the last 30 days of the redemption request without a signature guarantee.
•	Redeeming by electronic transfer to a bank account other than the bank account of record.

Each shareholder may request the Fund to require a signature guarantee for redemptions greater than $25,000 from your account by completing the applicable section of the Account Application or by calling 800.392.CORE (2673). Once this election has been made, the Fund may only remove it upon receipt of a signature guaranteed letter of instruction.

The Fund reserves the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

Annual Small Balance Account Maintenance Fee – Retail Class Only

The Fund may deduct an annual maintenance fee of $12.00 from accounts serviced directly by the Fund with a value less than $750 due to either market activity or redemptions. It is expected that accounts will be valued for the purpose of calculating this maintenance fee on the first Friday of December each year. The fee is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from accounts with an active automatic investment plan or from accounts of shareholders who have a total of $10,000 or more invested directly with the Fund in multiple accounts (multiple accounts with balances totaling over $10,000 must have the same Social Security number to qualify).

Redemption of Low Balance Accounts

If your account balance falls below the required minimums presented on page 11 due to redemptions, a letter may be sent advising you to either bring the value of the shares held in the account up to the minimum or establish an automatic investment of at least $25 per month for Retail Class accounts. If action is not taken within 45 days of the notice, the Retail Class shares held in the account may be redeemed and the proceeds sent by check to your address of record. Institutional Class shares may be exchanged to the Retail Class. The Fund reserves the right to increase the investment minimums.

Involuntary Redemptions

The Fund reserves the right to close an account if the shareholder is deemed to engage in activities relating to the Fund that are illegal or otherwise believed to be detrimental to the Fund.

Right to Delay Delivery & Redeem In-Kind

The Fund reserves the right to delay delivery of your redemption proceeds up to seven days, or to honor certain redemptions with securities, rather than cash. Shareholders who receive a redemption-in-kind may incur additional costs when they convert the securities received to cash and may receive less than the redemption value of their securities, particularly where securities are sold prior to maturity. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the U.S. Securities and Exchange Commission (“SEC”); (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recording of the transfer of their shares upon the occurrence of any of the foregoing conditions.

Address Changes

To change the address on your account, call 800.392.CORE (2673) or send a written request signed by all account owners. Include the name of the Fund(s), the account number(s), the name(s) on the account and both the old address and new address. Certain options may be suspended for 30 days following an address change unless a signature guarantee is provided.

Registration Changes

To change the name on an account, the shares are generally transferred to a new account. In some cases, legal documentation may be required. Certain registration changes may have tax implications. Please contact your tax adviser. For more information call 800.392.CORE (2673).

Quarterly Consolidated Statements and Shareholder Reports

The Fund will send you a consolidated statement quarterly and, with the exception of automatic investment plan transactions and dividend reinvestment transactions, a confirmation after every transaction that affects your share balance or your account registration. A statement with tax information regarding the tax status of income dividends and capital gain distributions for each calendar year will be mailed to you early in the following year and filed with the IRS.

Each year, we will send you an annual and a semi-annual report. The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end. The semi-annual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period. You will also receive an updated Prospectus at least once each year. Please read these materials carefully, as they will help you understand your investments in the Westcore Funds.

To reduce expenses and demonstrate respect for the environment, we will deliver a single copy of the Fund’s financial reports and Prospectuses to multiple investors with the same mailing address. Shareholders who desire individual copies of such reports or Prospectuses should call 800.392.CORE (2673) or write to us at Westcore Funds, P.O. Box 44323, Denver, CO 80201. In addition, shareholders have the option to discontinue printed and mailed account statements and/or shareholder reports in favor of electronic versions which may be accessed on the Fund’s website through a link contained in an email sent to the shareholder. Shareholders must “opt-in” for this service by following the instructions on the website at www.westcore.com.

Verification of Shareholder Transaction Statements

You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Non-receipt of Purchase Wire/Insufficient Funds Policy

The Fund reserves the right to cancel a purchase if payment of the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. The Fund may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Fund may incur as a result of the canceled purchase.

Disclosure of Fund Holdings

The Statement of Additional Information (“SAI”) contains a complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities. All of the Fund’s holdings are posted on the Fund’s website at www.westcore.com on or around the 15th of each month. Information on the Fund’s top ten holdings may be posted earlier than the complete holdings.

Price of Fund Shares

All purchases, redemptions and exchanges will be processed at the net asset value (“NAV”) next calculated after your request is received in good order by the transfer agent or certain authorized financial intermediaries in proper form. The Fund’s NAV is determined as of the close of regular trading on the Exchange, currently 4:00 p.m. Eastern Standard Time, on each day that the Exchange is open. In order to receive that day’s price, your request must be received by the transfer agent or certain authorized financial intermediaries by the close of regular trading on the Exchange on that day. If not, your request will be processed at the Fund’s NAV at the close of regular trading on the next business day. To be in good order, your request must include your account number and must state the Fund shares you wish to purchase, redeem or exchange.

Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the Exchange is stopped at a time other than 4:00 p.m. Eastern Standard Time. In the event the Exchange does not open for business because of an emergency, the Fund may, but are not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during an emergency situation, please call 800.392.CORE (2673).

In the case of participants in certain employee benefit plans investing in certain Funds and certain other investors, purchase and redemption orders will be processed at the NAV next determined after the Service Organization (as defined below) acting on their behalf receives the purchase or redemption order.

The Fund has authorized financial intermediaries to accept on its behalf purchase and redemption orders made through a mutual fund supermarket. Such financial intermediaries may designate other financial intermediaries to accept purchase and redemption orders on behalf of the Fund.

The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at an NAV that is subsequently adjusted, and recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, provided that such reprocessing commences upon determination of an NAV adjustment and proceeds until fully implemented.

The Fund’s NAV is calculated by dividing the total value of its investments and other assets, less liabilities, by the total number of shares outstanding. The Fund’s investments are generally valued at market value or, when market quotations are not readily available or when events occur that make established valuation methods unreliable, at fair value as determined in good faith under the direction of the Board. If any security is valued using fair value pricing, the Fund’s value for that security is likely to be different from the last quoted market price and from the prices used by other mutual funds to calculate their net asset values.

Valuation

Valuing Domestic Securities
Securities that are traded on a recognized domestic stock exchange are generally valued at the last sales price as of the valuation time on the principal stock exchange on which they are traded. However, securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Unlisted securities that are traded on the domestic over-the-counter market, for which last sales prices are available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices. There are very limited circumstances in which domestic securities are expected to use fair value pricing (for example, if the exchange on which a security is principally traded closes early, if trading in a particular security was halted during the day and did not resume prior to the valuation time or when investing in restricted or private placement securities with no readily available market price). Exchange-traded interest rate futures are valued at the settlement price determined by the relevant exchange.

Valuing Foreign Securities
Securities that are traded on a foreign stock exchange (and that are not listed on a recognized domestic stock exchange or traded on the domestic over-the-counter market) are generally valued at the official closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for such foreign securities, such securities are generally valued at the last sales price occurring prior to the closing of its principal foreign exchange. If a security is valued in a currency other than U.S. dollars, the value will be converted to U.S. dollars using the most recent exchange rate prior to the valuation time provided by the Fund’s independent pricing service. Forward foreign currency exchange contracts are valued on a daily basis based on the closing prices of the foreign currency rates as of the close of regular trading on the NYSE. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell shares. Notwithstanding the foregoing, if an event has occurred after the relevant foreign market has closed but prior to the valuation time that is likely to materially affect the Fund’s net asset value (i.e., a “significant event”), the security will be fair valued by the Adviser, using pricing procedures for the Fund’s that have been approved by the Board. Examples of potentially significant events that could materially impact the Fund’s net asset value include, but are not limited to, company-specific announcements, significant market volatility, natural disasters, armed conflicts and significant governmental actions. The primary objective of fair value pricing with respect to foreign securities is to minimize the possibilities for time-zone arbitrage.

Valuing Fixed-Income Obligations
Fixed income obligations generally do not have readily available market quotations. As such, the Fund employs an independent pricing service selected by the Adviser, and approved by the Board, that may provide “evaluated” prices using generally accepted pricing methodologies. Prices obtained from the pricing service utilize both dealer-supplied valuations when available, and modeling techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Municipal securities are generally valued at the “evaluated” bid and all other fixed income obligations are generally valued at the mean between the “evaluated” bid and ask prices. If the Adviser concludes that the “evaluated” price is unreliable or if the independent pricing service cannot provide a valuation for the security, the security may be valued using quotations from at least one broker-dealer selected by the Adviser or the security will be fair valued by the Adviser, using pricing procedures for the Fund that have been approved by the Board.

Derivatives
Futures, options on futures, and swap contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or over-the-counter markets and that are freely transferable will be valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over-the-counter futures, options on futures, and swap contracts for which market quotations are readily available will be valued based on quotes received from third party pricing services or one or more dealers that make markets in such securities. If quotes are not available from a third party pricing service or one or more dealers, quotes shall be determined based on the fair value of such securities, as discussed below.

Options on securities and options on indices will be valued using the last quoted sale price as of the close of the securities or commodities exchange on which they are traded. Certain investments including options may trade in the over-the-counter market and generally will be valued based on quotes received from a third party pricing service or one or more dealers that make markets in such securities, or at fair value, as discussed below.

Accounts Opened Through a Service Organization

You may purchase or sell Fund shares through an account you have with a financial intermediary (your “Service Organization”). Your Service Organization may charge transaction fees on the purchase and/or sale of Fund shares. Retail Class Accounts offered through a Service Organization may require different minimum initial and subsequent investments than Westcore Funds requires. Institutional Class accounts offered through a Service Organization may meet the $250,000 minimum investment amount by aggregating multiple accounts within the Fund; however, each separate account must meet a minimum investment requirement of $10,000. Exceptions to the Institutional Class minimums may apply for qualified retirement plans and other account types with lower or no networking and/or omnibus fees charged to the Fund.

The Fund reserves the right to change the amount of minimums through Service Organizations from time to time or to waive them in whole or in part.

Service Organizations may also impose additional charges and restrictions, earlier cut-off times or different transaction policies and procedures, including more or less stringent policies, with respect to charging redemption fees from those applicable to shareholders that invest in the Fund directly. Shareholders investing through Service Organizations should inquire about such policies prior to investing. The Service Organization, rather than you, may be the shareholder of record of your Fund shares. The Westcore Funds are not responsible for the failure of any Service Organization to carry out its obligations to its customers.

Certain Service Organizations may charge networking and/or omnibus account fees with respect to transactions in the Fund that are processed through the National Securities Clearing Corporation (“NSCC”) or similar systems. These fees may be paid by the Fund either directly to the Service Organizations or to the Administrators, which they use to reimburse the Service Organizations.

A Service Organization may receive fees from the Fund or the Adviser for providing services to the Fund or its shareholders. Such services may include, but are not limited to, shareholder assistance and communication, transaction processing and settlement, account set-up and maintenance, tax reporting, and accounting. In certain cases, a Service Organization may elect to credit against the fees payable by its customers all or a portion of the fees received from the Fund or the Adviser with respect to their customers’ assets invested in the Fund. Payments made by the Adviser are predominantly based on current assets serviced by the Service Organization, but they may be based on other measures, such as number of participants in a retirement plan. The amount of these payments as determined from time to time by the Adviser may be substantial, and may differ for different Service Organizations depending on service levels, depth of relationship and product. The Adviser may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars or client appreciation events for such Service Organizations or financial intermediaries using such Service Organizations to raise awareness of the Fund. The receipt (or prospect of receiving) payments described above may provide a Service Organization, its salespersons or financial intermediaries using such Service Organizations with an incentive to favor sales of Fund shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives payments in lower amounts. These payment arrangements will not, however, change the price an investor pays for shares or the amount that the Fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations of the Fund.

DISTRIBUTIONS AND TAXES

Distributions

The Fund’s income from dividends and interest and any net realized short-term capital gains are paid to shareholders as income dividends. The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. Net realized long-term capital gains are paid to shareholders as capital gain dividends. A dividend will reduce the net asset value of the Fund share by the amount of the dividend on the ex-dividend date.

Distribution Schedule
Fund	Income Dividends	Capital Gains
Westcore Smid-Cap Value Dividend Fund	Generally declared and paid annually	Declared and paid at least annually and generally in December

When you open an account, all dividends and capital gains will be automatically reinvested in the distributing Fund unless you specify on your Account Application that you want to receive your distributions in cash or reinvest them in another Fund. Income dividends and capital gain distributions will be reinvested without a sales charge at the net asset value on the ex-dividend date. You may change your distribution option at any time by mail to the appropriate address listed under “How to Contact Westcore Funds,” calling 800.392.CORE (2673), or online at www.westcore.com.

Taxes

U.S. Federal Income Taxes
The following is a summary of certain tax considerations under current law, which may be subject to change, possibly with retroactive effect. The following summarizes the U.S. federal income tax consequences of investments in the Fund for U.S. persons only, which include (i) U.S. citizens or residents, (ii) corporations organized in the United States or under the law of the United States or any state (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source; or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996. Shareholders that are partnerships or nonresident aliens, foreign trusts or estates, or foreign corporations may be subject to different U.S. federal income tax treatment. This summary is general in nature and you should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

This discussion is based on the assumption that the Fund will qualify under Subchapter M of the Code as regulated investment companies.

The Fund intends to declare as dividends all or substantially all of its taxable income, including its net capital gain (i.e., the excess of long-term capital gain over short-term capital loss).

Distributions attributable to the net capital gain of the Fund will be taxable to Fund shareholders as long-term capital gain, regardless of how long shares of the Fund are held.

Other than distributions of net long-term capital gain, Fund distributions will generally be taxable as ordinary income or, in certain cases, as “qualified dividend income” taxable to individual shareholders at the maximum tax rate applicable to long-term capital gains, provided that the individual receiving the dividend satisfies certain holding period requirements for his or her Fund shares and certain other conditions are satisfied. The amount of distributions from the Fund that will be eligible for the “qualified dividend income” lower rate, however, cannot exceed the amount of dividends received by the Fund that are qualifying dividends (i.e., dividends from U.S. corporations or certain qualifying foreign corporations). Thus, to the extent that dividends from the Fund are attributable to other sources, such as taxable interest, fees from securities lending transactions, certain distributions from real estate investment trusts, Code section 988 transactions or are short-term capital gains, such dividends will not be eligible for the lower rate. Nonetheless, if at least ninety-five percent (95%) of the Fund’s “gross income” for a taxable year is from qualifying dividends, then one hundred percent (100%) of its distributions will be eligible for the lower rate. For these purposes, the Fund’s gross income does not include gain from the disposition of stock or securities except to the extent that the net short-term capital gain from such dispositions exceeds the net long-term capital loss from such dispositions.

Fund distributions are taxable regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions paid to you.

If a dividend or distribution is made shortly after the purchase of Fund shares, the purchase price will reflect the amount of the upcoming distribution. You will incur taxes on the entire amount of the distribution received, even though, as an economic matter, you did not participate in these gains and the distribution simply constitutes a return of your initial investment. This is known as “buying into a dividend.”

Shareholders of the Fund will recognize taxable gain or loss on a sale, exchange or redemption of shares of the Fund based on the difference between the shareholder’s adjusted tax basis in the shares disposed of and the amount received for them. Generally, this gain or loss will be long-term if your holding period for the shares disposed of exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Any loss realized on a disposition of shares of the Fund may be disallowed under “wash sale” rules to the extent that the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

The Fund (or its administrative agent) must report to the IRS and furnish to fund shareholders the cost basis information for fund shares sold by the shareholders and indicate whether such shares had a short-term or long-term holding period. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. In the absence of an election by a shareholder to elect otherwise from among the available IRS-accepted cost basis methods, the Fund will use a default cost basis method. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them.

Any distributions on, sales, exchanges or redemptions of, shares held in an IRA (or other tax-qualified plan) generally are not currently taxable. Distributions from such plans will generally be taxed as ordinary income and will be subject to an additional tax if made prematurely.

Fund dividends paid to corporate shareholders that are attributable to “qualifying dividends” received from U.S. domestic corporations may be eligible for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing and certain other limitations.

A shareholder may be subject to backup withholding on any distributions of income (including exempt-interest dividends), capital gains, or proceeds from the sale or exchange of Fund shares if the shareholder (1) has provided either an incorrect tax identification number or no such number, (2) is subject by the IRS to backup withholding for failure to properly report payments of interest or dividends, (3) has failed to certify that the shareholder is not subject to backup withholding, or (4) has not certified that the shareholder is a U.S. person. The backup withholding rate is currently 28%.

The Fund may be, subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. A Medicare surtax of 3.8% will be imposed on certain net investment income of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Net investment income will take into account ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares.  Any liability for this additional tax will be reported on, and paid with, your federal income tax return.

A shareholder of the Fund may be subject to backup withholding on any distributions of income (including exempt-interest dividends), capital gains, or proceeds from the sale or exchange of Fund shares if the shareholder (1) has provided either an incorrect tax identification number or no such number, (2) is subject by the IRS to backup withholding for failure to properly report payments of interest or dividends, (3) has failed to certify that the shareholder is not subject to backup withholding, or (4) has not certified that the shareholder is a U.S. person. The backup withholding rate is currently 28%.

State and Local Income Taxes
Shareholders may also be subject to state and local income taxes on distributions and redemptions. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

MANAGEMENT OF THE FUND

Board of Trustees

The business and affairs of the Fund are managed under the direction of the Trust’s Board. The SAI contains information about the Board.

Investment Adviser

Denver Investments, with principal offices at 370 17th Street, Suite 5000, Denver, Colorado, 80202, serves as the investment adviser to the Fund. Denver Investments was originally founded in 1958 as a wholly owned subsidiary of a regional bank and was organized in 1994 as a management-owned Colorado limited liability company. As of September 30, 2016 it had approximately $7.6 billion in assets under management, including approximately $2.4 billion for 14 investment company portfolios.

Denver Investments provides a continuous investment program for the Fund, including investment research and management. Denver Investments makes investment decisions for the Fund and places orders for all purchases and sales of the Fund’s portfolio securities.

The Fund and the Adviser have requested that the Securities and Exchange Commission grant an order that allows Adviser to hire one or more sub-advisers, subject to supervision and approval of the Board of Trustees, but without shareholder approval (the “Exemptive Order”). Until the Exemptive Order is granted, shareholder approval would be required if Adviser sought to hire a sub-adviser. Pursuant to the Exemptive Order, the Fund will furnish its shareholders with information regarding a new sub-adviser within 90 days of the hiring of the new sub-adviser. However, there is no guarantee that such an order will be issued.

Management Expenses

The contractual advisory fees are set at 0.80% of the Fund’s average daily net assets. Additional information regarding the basis for the Board’s approval of the investment advisory agreement for the Fund will be available in the Fund’s Annual Report to shareholders.

The Adviser has contractually agreed to waive certain investment advisory and/or administration fees and/or to reimburse other expenses until at least April 30, 2018, so that the ratio of expenses to average net assets as reported in the Fund’s Financial Highlights will be no more than 1.20% for the Fund’s Retail Class for such period. Subsequent to any such waivers or reimbursements with respect to the Fund’s Retail Class, the Adviser will waive or reimburse Fund level Other Expenses for the Institutional Class in the same proportion as the Retail Class waivers/reimbursements and also waive or reimburse Institutional class-specific Other Expenses, but only to the extent that the difference between the net Institutional Class and net Retail Class expense ratios does not exceed 25 basis points, after applying the waiver/reimbursement. These agreements may not be terminated or modified prior to April 30, 2018 without the approval of the Board of Trustees.

Investment Personnel

For additional information regarding investment personnel compensation, other accounts managed, and ownership of securities in the Fund, please see the SAI.

Westcore Smid-Cap Value Dividend Fund
The Westcore Smid-Cap Value Dividend Fund (the “Fund”) is managed by Mr. Derek R. Anguilm, CFA, and Mr. Troy Dayton, CFA, Co-Directors of Value Research, Mr. Mark M. Adelmann, CFA, CPA, Ms. Lisa Z. Ramirez, CFA and Mr. Alex A Ruehle, CFA. These individuals have each been assigned specific industries to focus their research efforts. The portfolio managers are further supported by research analysts. Every new investment is presented to the portfolio managers who review investment ideas to determine whether that potential investment is attractive and compatible with the Fund’s investment objective. The portfolio managers typically seek to reach consensus on all investment decisions.

Portfolio Managers

Derek R. Anguilm, CFA has been a portfolio manager of the Westcore Smid-Cap Value Dividend Fund since December 15, 2016, the Westcore Global Large-Cap Dividend and the Westcore Mid-Cap Value Dividend Funds since October 1, 2003 and the Westcore Small-Cap Value Dividend Fund since December 13, 2004. He is also a partner and portfolio manager at Denver Investments and is a co-director of Value research. Mr. Anguilm started at Denver Investments in 2000 and joined the Value team in 2001. Prior to joining the firm, he was a research assistant at Everen Securities for one year. Mr. Anguilm received a BS from Metropolitan State College of Denver. He is a CFA® charterholder and a member of CFA Institute and CFA Society Colorado.

Troy Dayton, CFA has been a portfolio manager of the Westcore Smid-Cap Value Dividend Fund since December 15, 2016, the Westcore Global Large-Cap Dividend and the Westcore Mid-Cap Value Dividend Funds since October 1, 2002 and the Westcore Small-Cap Value Dividend Fund since December 13, 2004. He is also a partner and portfolio manager at Denver Investments and is a co-director of Value research. Prior to joining the firm in 2002, Mr. Dayton was an equity research analyst with Jurika and Voyles and an equity research associate at Dresdner RCM Global Investors. He also worked as a trading support officer for Citibank’s Global Asset Management Department in London, England. Mr. Dayton received a BSB from Colorado State University. He is a CFA® charterholder and a member of CFA Institute and CFA Society Colorado.

Mark M. Adelmann, CFA, CPA has been a portfolio manager of the Westcore Smid-Cap Value Dividend Fund since December 15, 2016, the Westcore Global Large-Cap Dividend since June 3, 2002, the Westcore Mid-Cap Value Dividend Funds since October 1, 2002 and the Westcore Small-Cap Value Dividend Fund since December 13, 2004. Mr. Adelmann is also a partner and portfolio manager at Denver Investments and is an analyst on the Value team. Prior to joining the firm in 1995, he worked with Deloitte & Touche for 14 years in auditing and financial reporting and achieved the level of senior manager. Mr. Adelmann received a BS from Oral Roberts University. He is a Certified Public Accountant and is a member of the American Institute of CPAs. He is also a CFA® charterholder and a member of CFA Institute and CFA Society Colorado.

Lisa Z. Ramirez, CFA has been a portfolio manager of the Westcore Smid-Cap Value Dividend Fund since December 15, 2016, the Westcore Global Large-Cap Dividend, the Westcore Mid-Cap Value Dividend and the Westcore Small-Cap Value Dividend Funds since April 30, 2009. She is also a partner and portfolio manager at Denver Investments and an analyst on the Value team. Prior to joining the Value team in 2005, Ms. Ramirez was with the Mid-Cap Growth equity team for eight years. Prior to joining the Mid-Cap Growth equity team Ms. Ramirez started her career at Denver Investments as a portfolio administrator. She received a BS from the University of Colorado at Denver and an MBA from Regis University. Ms. Ramirez is a CFA® charterholder and a member of CFA Institute and CFA Society Colorado.

Alex A. Ruehle, CFA has been a portfolio manager of the Westcore Smid-Cap Value Dividend Fund since December 15, 2016, the Westcore Global Large-Cap Dividend Fund since April 30, 2014, and the Westcore Mid-Cap Value Dividend and the Westcore Small-Cap Value Dividend Funds since April 29, 2016. He is a partner and portfolio manager at Denver Investments and an analyst on the Value team. Mr. Ruehle joined Denver Investments in 2008. He received a BS and an MBA from the University of Denver. He is a CFA® charterholder and a member of CFA Institute and CFA Society Colorado.

Co-Administrators

ALPS Fund Services, Inc. (“ALPS”) and the Adviser serve as co-administrators (“Administrators”) to the Fund and receive fees in such capacity. ALPS has also agreed to maintain the financial accounts and records of the Fund, to compute the net asset value and certain other financial information relating to the Fund and provide transfer agency services to the Fund.

The Fund has agreed to reimburse the Adviser for a portion of the payments it makes to certain Service Organizations for providing recordkeeping and sub-accounting services to persons who own Fund Retail Class shares through omnibus accounts (“Omnibus Accounts”). The amount reimbursed by the Fund is intended to not exceed the estimated costs that would be incurred by the Fund if the shares held in the Omnibus Accounts were serviced directly by the Fund’s transfer agent.

To determine the Periodic Reimbursement Amount, the Fund’s effective cost for servicing shares directly by the Fund’s transfer agent is calculated on a periodic basis but no later than quarterly as follows (“Effective Rate”):

Fund Retail Class Transfer Agency Costs divided by Fund Retail Class Assets serviced directly by the Fund’s transfer agent.

This Effective Rate is then multiplied by the Retail Class assets in the Omnibus Accounts as of the most recent practical date (typically quarter end) to calculate the Periodic Reimbursement Amount.

The Periodic Reimbursement Amount is then accrued on a daily basis as an expense to the Fund until the next Periodic Reimbursement calculation is made.

FINANCIAL HIGHLIGHTS

As the Fund has only recently commenced operations, financial highlights are not yet available.

WHERE TO FIND MORE INFORMATION

More information about the Fund is available to you upon request and without charge:

ANNUAL AND SEMI-ANNUAL REPORT

The Annual and Semi-Annual Reports, when available, provide additional information about the Fund’s investments, performance and portfolio holdings. The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI includes additional information about the Fund’s investment policies, organization and management. It is legally part of this prospectus (it is incorporated by reference).

Investors can get free copies of the Fund’s Annual Report, Semi-Annual Report or SAI. They may also request other information about the Fund and make shareholder inquiries.

Write to:	Westcore Funds 1290 Broadway Suite 1100 Denver, CO 80203

By phone:	800.392.CORE (2673)

Web:	www.westcore.com

Information about the Fund (including the Fund’s SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 202. 551.8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, DC 20549-1520.

The Westcore Funds
Investment Company Act File No. is 811-03373

Funds distributed by ALPS Distributors, Inc.